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                                                                    EXHIBIT 10.1

                               SIXTH AMENDMENT TO
           SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND GUARANTY

                  SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND GUARANTY (the "SIXTH AMENDMENT") dated as of June 30, 1998 among BISCAYNE APPAREL, INC., BISCAYNE APPAREL INTERNATIONAL, INC. MACKINTOSH OF NEW ENGLAND CO. AND M & L INTERNATIONAL, INC. (individually, each a "BORROWER" and collectively, the "BORROWERS" and individually, each a "GUARANTOR" and collectively, the "GUARANTORS"), THE CHASE MANHATTAN BANK, CORESTATES BANK, N.A., BANKBOSTON, N.A. (formerly known as The First National Bank of Boston), FLEET BANK N.A. and MILBERG FACTORS, INC. (individually, each a "LENDER" and collectively, the "LENDERS"), THE CHASE MANHATTAN BANK, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "AGENT") and MILBERG FACTORS, INC., as servicing agent for the Lenders (in such capacity, together with its successors in such capacity, the "SERVICING AGENT" and together with the Agent, the "AGENTS").

                            PRELIMINARY STATEMENTS:

                  WHEREAS, the Borrowers, the Guarantors, the Lenders and the Agents have entered into a Second Amended and Restated Credit Agreement and Guaranty dated as of March 24, 1997, as amended by a First Amendment, dated as of May 22, 1997, a Second Amendment, dated as of February 18, 1998, a Third Amendment, dated as of March 6, 1998, a Fourth Amendment, dated as of March 25, 1998 and a Fifth Amendment and Waiver dated as of June 8, 1998 (as so amended, the "CREDIT AGREEMENT"); and

                  WHEREAS, the terms defined in the Credit Agreement are used in this Sixth Amendment as in the Credit Agreement unless otherwise defined herein;

                  WHEREAS, the Borrowers and the Guarantors have requested that certain provisions of the Credit Agreement be amended as hereinafter set forth;

                  NOW, THEREFORE, the parties hereto agree as follows:

                  SECTION 1. AMENDMENT TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

                  (a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definition in the appropriate alphabetical order:

                           "Arlington Net Proceeds" shall mean the net cash
                  proceeds received by the Borrowers from the sale of the Varon plant located in Arlington, Georgia after deducting all reasonable and customary expenses incurred by the Borrowers in connection with such sale.


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                  (b) Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the following definitions in their entirety as follows:

                           "Revolving Credit Loans Maximum Outstanding" means
                  during the period specified below the amounts specified below for such period:

                  PERIOD                                         AMOUNT
                  ------                                         ------

                  Fourth Closing Date to and
                  including April 30, 1998                       $13,750,000

                  May 1, 1998 to and
                  including May 31, 1998                         $16,750,000

                  June 1, 1998 to and
                  including June 30, 1998                        $25,000,000

                  July 1, 1998 to and
                  including July 31, 1998                        $32,000,000

                  August 1, 1998 to and
                  including August 31, 1998                      $35,000,000

                  September 1, 1998 to and
                  including October 20, 1998                     $28,750,000

                  October 21, 1998 to and
                  including October 30, 1998                     $23,000,000

                  October 31, 1998 to and
                  including November 19, 1998                    $20,500,000

                  November 20, 1998 to and
                  including November 30, 1998                    $10,750,000

                  December 1, 1998 to and
                  including December 20, 1998                    $ 8,000,000

                  December 21, 1998 to and
                  including December 31, 1998                    $ 5,000,000

                  January 1, 1999 to and
                  including February 28, 1999                    $ 7,000,000

                  March 1, 1999 to and
                  including March 31, 1999                       $ 9,000,000



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                  "Revolving Credit Loans Permitted Overadvance (During the
Month)" means the amount specified below for each day during the month specified below other than the last day of the applicable month:


                  MONTH                                           AMOUNT
                  -----                                           ------

                  March, 1998                                     $  5,000,000
                  April, 1998                                     $  9,500,000
                  May, 1998                                       $ 11,500,000
                  June, 1998                                      $ 12,500,000
                  July, 1998                                      $ 16,000,000
                  August, 1998                                    $ 12,250,000
                  September, 1998                                 $  7,750,000
                  October, 1998                                   $    500,000
                  November, 1998                                  $ (4,000,000)
                  December, 1998                                  $ (8,000,000)
                  January, 1999                                   $ (4,000,000)
                  February, 1999                                  $ (2,500,000)
                  March, 1999                                     $ (1,000,000)

PROVIDED, that, to the extent any Arlington Net Proceeds are received by the Borrowers during the months of July 1998 or August 1998, the amounts set forth opposite such months shall be reduced on a prospective basis by such amount of proceeds received.

                  In addition, the proceeds of Revolving Credit Loans made to BAI which are used to finance Varon shall for each day during the period specified below other than the last day of the applicable month be equal to or less than the sum of (1) the Eligible Accounts of Varon relied on in computing the Collateral Borrowing Base as set forth on the Reconciliation Report and (2) the amounts specified below for each day during the period specified below other than the last day of the applicable month:

                  PERIOD                                             AMOUNT
                  ------                                             ------

                  March 1, 1998 to and
                  including May 31, 1998                             $3,750,000

                  June 1, 1998 to and
                  including June 30, 1998                            $4,500,000

                  July 1, 1998 to and
                  including July 31, 1998                            $4,500,000

                  August 1, 1998 to and
                  including August 31, 1998                          $4,000,000


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                  September 1, 1998  to and
                  including September 29, 1998                     $   750,000

                  October 1, 1998 to and
                  including October 30, 1998                       $  (750,000)

                  November 1, 1998  to and
                  including November 29, 1998                      $(1,750,000)

                  December 1, 1998  to and
                  including December 30, 1998                      $(2,250,000)

                  January 1, 1999 to and
                  including January 30, 1999                       $(2,000,000)

                  February 1, 1999  to and
                  including February 27, 1999                      $  (750,000)

                  March 1, 1999  to and
                  including March 30, 1999                         $         0

PROVIDED, that, to the extent any Arlington Net Proceeds are received by the Borrowers during the months ended July 31, 1998 or August 31, 1998, the amounts set forth opposite such months shall be reduced on a prospective basis by such amount of proceeds received.

                  For purposes of this definition, the numbers set forth in parenthesis are negative numbers.

                  "Revolving Credit Loans Permitted Overadvance (Month End)" means the amounts specified below for the last day of each month specified below:

                  MONTH                                          AMOUNT
                  -----                                          ------

                  March, 1998                                    $   4,000,000
                  April, 1998                                    $   9,500,000
                  May, 1998                                      $   7,500,000
                  June, 1998                                     $  11,000,000
                  July, 1998                                     $  10,250,000
                  August, 1998                                   $   3,500,000
                  September, 1998                                $    (750,000)
                  October, 1998                                  $  (8,000,000)
                  November, 1998                                 $  (9,500,000)
                  December, 1998                                 $ (10,500,000)
                  January, 1999                                  $  (6,000,000)


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                  February, 1999                                 $  (4,000,000)
                  March, 1999                                    $  (1,500,000)

PROVIDED, that, to the extent any Arlington Net Proceeds are received by the Borrowers during the months July 1998 or August 1998, the amounts set forth opposite such months shall be reduced on a prospective basis by such amount of proceeds received.

                  Notwithstanding the foregoing, the proceeds of the Revolving Credit Loans made to Mackintosh shall as of the last day of each month specified below be equal to or less than the sum of (1) the Eligible Accounts of Mackintosh relied on in computing the Collateral Borrowing Base as set forth on the Reconciliation Report and (2) the amounts specified below for each month specified below:

                  MONTH                                          AMOUNT
                  -----                                          ------

                  March, 1998                                    $  3,250,000
                  April, 1998                                    $  4,000,000
                  May, 1998                                      $  4,750,000
                  June, 1998                                     $  6,000,000
                  July, 1998                                     $  6,250,000
                  August, 1998                                   $  6,250,000
                  September, 1998                                $  5,250,000
                  October, 1998                                  $  1,500,000
                  November, 1998                                 $   (750,000)
                  December, 1998                                 $ (1,800,000)
                  January, 1999                                  $          0
                  February, 1999                                 $          0
                  March, 1999                                    $          0

                  In addition, the proceeds of Revolving Credit Loans made to BAI which are used to finance Varon shall as of the last day of each month specified below be equal to or less than the sum of (1) the Eligible Accounts of Varon relied on in computing the Collateral Borrowing Base as set forth on the Reconciliation Report and (2) the amounts specified below for each month specified below:

                  MONTH                                          AMOUNT
                  -----                                          ------

                  March, 1998                                    $  3,000,000
                  April, 1998                                    $  3,000,000
                  May, 1998                                      $  3,000,000
                  June, 1998                                     $  4,000,000
                  July, 1998                                     $  3,750,000
                  August, 1998                                   $  1,000,000
                  September, 1998                                $ (1,500,000)


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                  October, 1998                                  $(2,500,000)
                  November, 1998                                 $(3,000,000)
                  December, 1998                                 $(2,750,000)
                  January, 1999                                  $(1,500,000)
                  February, 1999                                 $  (750,000)
                  March, 1999                                    $         0
                  In addition, each of the Borrowers agree that no further intercompany loans or advances shall be made by any Borrower or Subsidiary from and after the Fourth Closing Date and that intercompany loans and advances by and among the Borrowers outstanding as of the Fourth Closing Date shall not be repaid or reduced by any amounts, other than reductions or repayments arising from non-cash offsets of federal income tax provisions and allocations of Apparel's corporate overhead and management fee expenses among Apparel, BAI, Mackintosh and M&L conducted in the ordinary course of business in accordance with GAAP.

                  For purposes of this definition, the numbers set forth in parenthesis are negative numbers.

                  (c) Section 10.02 of the Credit Agreement is hereby amended by amending and restating the PROVISO appearing at the end of such section in its entirely as follows:

                  ; PROVIDED, that any guaranty by Apparel shall be limited to orders for the purchase of raw materials which are placed during the calendar year 1998.

                  (d) Section 11.02 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                           Section 11.01. MINIMUM TANGIBLE NET WORTH.
                  Consolidated Tangible Net Worth shall not be less than the amounts specified below for the dates specified below:

                  DATE                                        AMOUNT
                  ----                                        ------
                  March 31, 1998                              $5,250,000
                  June 30, 1998                               $3,250,000
                  July 31, 1998                               $4,000,000
                  August 31, 1998                             $4,750,000
                  September 30, 1998                          $7,750,000
                  December 31, 1998                           $9,000,000
                  March 31, 1999                              $7,750,000

                           In addition, Consolidated Tangible Net Worth shall
                  not be less than $7,750,000 for the period from October 1, 1998 through and including December 30, 1998 and at no time may Consolidated Tangible Net Worth be less than $3,250,000.


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                  SECTION 2. CONDITIONS OF EFFECTIVENESS TO THIS SIXTH
AMENDMENT. This Sixth Amendment shall become effective on the date on which each of the following conditions have been satisfied or waived:

                  (i) the Borrowers, the Lenders and the Agents shall each have executed and delivered this Sixth Amendment;

                  (ii) payment by the Borrowers of all costs and expenses of the Agents and the Lenders (including, without limitation, reasonable attorneys' fees and expenses) incurred in connection with this Sixth Amendment and the Credit Agreement;

                  (iii) payment by the Borrowers to the Agent for the account of the Lenders a non-refundable amendment fee equal to $50,000. Each Lender shall be entitled to twenty percent (20%) of such amendment fee; and

                  (iv) receipt of such other documents, opinions or agreements as either of the Agents or any of the Lenders may reasonably request.

                  SECTION 3. REFERENCE TO AND EFFECT ON THE FACILITY DOCUMENTS. Upon the effectiveness of Section 2 hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Facility Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. Except as specifically amended above, the Credit Agreement and all other Facility Documents shall remain in full force and effect and are hereby ratified and confirmed. Except as specifically waived herein, the execution, delivery and effectiveness of this Sixth Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Facility Documents, nor constitute a waiver of any provision of the Facility Documents.

                  SECTION 4. REPRESENTATIONS AND WARRANTIES. The Borrowers hereby represent and warrant that each of the representations and warranties contained in Article 8 of the Credit Agreement and in each of the other Facility Documents is true and correct as of the date hereof (provided that any representations and warranties which speak to a specific date shall remain true and correct as of such date).

                  SECTION 5. COSTS AND EXPENSES. The Borrowers agree to pay the Agent, the Servicing Agent, and the Lenders on demand all costs, expenses and charges, in connection with the preparation, reproduction, execution, delivery, filing, recording and administration of this Sixth Amendment and any other instruments and documents to be delivered hereunder, including, without limitation, the fees and out-of-pocket expenses of counsel for the Agent, the Servicing Agent, and each Lender with respect thereto and with respect to advising the Agent, the Servicing Agent, and each Lender as to its rights and responsibilities under such documents, and all costs and expenses, if any, in connection with the enforcement of any such documents.


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                  SECTION 6. GOVERNING LAW. This Sixth Amendment shall be
governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly within such State.

                  SECTION 7. HEADINGS. Section headings in this Sixth Amendment are included herein for convenience of reference only and shall not constitute a part of this Sixth Amendment for any other purpose.

                  SECTION 8. COUNTERPARTS. This Sixth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Sixth Amendment by signing any such counterpart.

                  IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed as of the day and year first above written.


                                      BISCAYNE APPAREL, INC.

                                      By: /s/ Peter Vandenberg
                                          -------------------------------------
                                           Name:  Peter Vandenberg
                                           Title: President


                                      BISCAYNE APPAREL INTERNATIONAL, INC.

                                      By: /s/ Peter Vandenberg
                                          -------------------------------------
                                           Name:  Peter Vandenberg
                                           Title: President


                                      MACKINTOSH OF NEW ENGLAND CO.

                                      By: /s/ Peter Vandenberg
                                          -------------------------------------
                                           Name:  Peter Vandenberg
                                           Title: President


                                      M & L INTERNATIONAL, INC.

                                      By: /s/ Peter Vandenberg
                                          -------------------------------------
                                           Name:  Peter Vandenberg
                                           Title: Vice President

                                      THE CHASE MANHATTAN BANK,
                                             as Lender

                                      By:
                                          -------------------------------------
                                           Name:
                                           Title:


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